UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 29, 2025

GATX Corporation

(Exact name of registrant as specified in its charter)

New York	1-2328	36-1124040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

233 South Wacker Drive

Chicago, Illinois 60606-7147

(Address of principal executive offices, including zip code)

(312) 621-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	GATX	New York Stock Exchange
Chicago Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On May 29, 2025, GATX Corporation, a New York corporation (“GATX” or the “Company”), announced that it has entered into a definitive agreement to acquire approximately 105,000 railcars from Wells Fargo Bank, N.A. a national banking association (the “Seller” or “Wells Fargo”), for $4.4 billion through a newly formed joint venture with Brookfield Infrastructure Partners L.P. and its institutional partners (collectively, “Brookfield”). The joint venture will initially be owned 30% by GATX and 70% by Brookfield, with GATX holding annual call options to acquire up to 100% of Brookfield’s equity interest in the joint venture over time. A portion of the purchase price will be financed by the joint venture in the form of debt financing. GATX will guarantee the joint venture’s debt financing obligations. GATX will also directly be purchasing approximately 223 locomotives from Wells Fargo. In addition, Brookfield will directly acquire Wells Fargo’s rail finance lease portfolio, consisting of approximately 23,000 railcars and approximately 440 locomotives. GATX will serve as manager of the railcars in the joint venture as well as the finance lease railcars and locomotives directly owned by Brookfield.

Purchase Agreement

On May 29, 2025, GATX, for certain purposes specified therein, and GATX’s wholly owned subsidiary GATX Rail Locomotive Group, L.L.C., a Delaware limited liability company (“GATX Buyer”), together with Brookfield through its affiliate BFLX Leasing Holdings LLC, a Delaware limited partnership (“Brookfield Buyer”), and GABX Leasing LLC, a Delaware limited liability company that is the entity for the GATX and Brookfield joint venture (the “JV” and, together with Brookfield Buyer and GATX Buyer, the “Buyers”), entered into a definitive Purchase Agreement with Seller, and Everen Capital Corporation, a Delaware corporation (“Everen” and together with Seller and other Seller entities, the “Seller Group”) (the “Purchase Agreement”). Certain obligations of GATX Buyer in the Purchase Agreement are guaranteed by GATX.

The Purchase Agreement contains customary representations and warranties from each of GATX, Buyers, Seller and Everen, and the parties have agreed to customary covenants, including, among others, covenants relating to confidentiality, cooperation in connection with certain regulatory filings and Buyers’ financing arrangements. The representations, warranties and covenants of each party set forth in the Purchase Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Purchase Agreement, and investors should not rely on them as statements of fact.

The parties anticipate the closing of the transaction (the “Closing”) will occur in the first quarter of 2026 or sooner. The Closing is subject to customary conditions, including receipt of certain required regulatory approvals. The Purchase Agreement provides certain termination rights for both Buyers and Seller, including if the Closing shall not have occurred on or before June 1, 2026 (the “Outside Date”) and Buyers or Seller may validly terminate the Purchase Agreement thereafter. The Outside Date is subject to a three-month extension in certain circumstances.

The Purchase Agreement provides for a termination fee in the amount of $275 million payable by the JV to the Seller Group in certain circumstances including related to the failure of the JV to obtain the debt financing required to close the transaction. If such termination fee is payable, GATX is responsible for 50% of such fee. The Purchase Agreement contains indemnification provisions, including indemnities for breaches of certain representations, warranties, and covenants, as well as for certain specified liabilities, subject to certain limitations. The Purchase Agreement provides for the parties to enter into a transition services agreement, and other customary post-closing covenants to facilitate the transfer and integration of the acquired business.

The foregoing summary of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Investors Agreement

Concurrently with the Purchase Agreement, GATX and the JV entered into an Investors Agreement (the “Investors Agreement”) with GABX Leasing Holding LLC, a Delaware limited liability company (“Blocker”), Michigan U.S. Holdings LP, a Delaware limited partnership (“Brookfield Blocker Member”), and Brookfield Infrastructure Fund V-A, L.P., a Delaware limited partnership (“Brookfield Fund A”), Brookfield Infrastructure Fund V-B, L.P., a Delaware limited partnership (“Brookfield Fund B”), Brookfield Infrastructure Fund V-C, L.P., a Delaware limited partnership (“Brookfield Fund C”) and Brookfield Infrastructure Fund V (ER) SCSP L.P., a limited partnership organized under the laws of Luxembourg (“Brookfield Fund ER”, and Brookfield Funds A, B, C and ER are collectively referred to as the “Brookfield ECL Party,” and together with Blocker and the Brookfield Blocker Member, the “Brookfield Parties”, and collectively with GATX, the “Investors”).

The Investors Agreement governs the relationship among the Investors and the JV in connection with the Purchase Agreement and the formation of the JV, including the structuring and funding of equity commitments and debt financing, certain agreements related to regulatory matters and the execution and delivery of certain documents related to the JV at Closing. The Investors Agreement requires the Investors to act jointly on key matters, including compliance with the Purchase Agreement, satisfaction or waiver of closing conditions, and consummation of the transaction.

Under the Investors Agreement, the Investors are required to fund their pro rata share of the equity prior to Closing, with the Brookfield ECL Party funding 70% of such equity commitment and GATX funding 30% of such equity requirement. The Brookfield ECL Party has executed an equity commitment letter in favor of the JV, obligating it to contribute cash equity immediately prior to Closing, subject to specified conditions. Debt financing for the JV is subject to the joint control and discretion of the Brookfield ECL Party and GATX, and any such debt financing must be non-recourse to the Investors, except for a debt financing guarantee provided by GATX.

The Investors Agreement includes provisions related to post-closing adjustments and allocation of damages or settlement payments in the event the transaction does not close. The Investors Agreement automatically terminates upon the earlier of the Closing or the valid termination of the Purchase Agreement.

The foregoing summary of the Investors Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Investors Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K.

Item 7.01	Regulation FD Disclosure.

On May 29, 2025, the Company issued a press release announcing the formation of the joint venture and the entry into the Purchase Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01	Other Events

In connection with the entry into the Purchase Agreement and the Investors Agreement, the parties have agreed to enter into certain ancillary documents at Closing.

Amended and Restated JV LLC Agreement

At Closing, GATX and Blocker will enter into an Amended and Restated Limited Liability Company Agreement with respect to the JV (the “JV LLC Agreement”) in the form of the Exhibit B to the Investors Agreement.

The JV LLC Agreement provides that, unless certain specified events occur, GATX will have the right to appoint three directors to serve on the board of JV (the “Board”), and Brookfield will have the right to appoint two directors to serve on the Board. The JV LLC Agreement contains certain protective provisions requiring the approval of a supermajority of the Board or of the Blocker Member to take certain actions, including the incurrence of additional debt by the JV, the JV making certain asset dispositions and the JV selling all or substantially all of the assets of the JV, by way of equity sale, asset sale or merger. The JV LLC Agreement also includes certain transfer restrictions relating to the membership units.

The foregoing summary of the JV LLC Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Investors Agreement, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K.

GATX Call Options

At Closing, GATX will be granted call options that if exercised in full may result in GATX acquiring full ownership of the JV. The first call option is expected to be exercisable during the 90-day period ending on June 30, 2026, and the remaining call options will be exercisable annually thereafter in the same calendar period.

GATX will also have the right during subsequent exercise periods to exercise a make-up call option for each call option that it does not choose to exercise during its original exercise period for additional consideration. Once GATX owns 100% of Blocker, any remaining call options will expire. Brookfield’s ownership of membership units of Blocker is also expected to be reduced (and GATX’s ownership thereof proportionately increased) in connection with railcar sales by the JV to third parties.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks and uncertainties that are difficult to predict and could cause actual results, performance, or achievements to differ materially from those expressed or implied by such statements. Forward-looking statements include, but are not limited to, statements regarding our future expectations, beliefs, plans, strategies, objectives, events, conditions, financial performance, prospects, or future events. In some cases, forward-looking statements can be identified by words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “outlook,” “continue,” “likely,” “will,” “would,” and similar expressions.

Forward-looking statements are based on estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Actual results may differ materially from those anticipated in these statements. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

A variety of factors could cause actual results to differ materially from current expectations expressed in forward-looking statements, including, but not limited to, those discussed under “Risk Factors” and elsewhere in our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2024. These factors include, among others: a significant decline in customer demand for our transportation assets or services (including as a result of prolonged inflation or deflation, high interest rates, weak macroeconomic conditions and the impact of global trade disruptions, weak market conditions in our customers’ businesses, adverse changes in the price of or demand for commodities, changes in railroad operations, efficiency, pricing and service offerings, labor strikes or shortages, changes in or disruptions to supply chains, availability of alternative modes of transportation, changes affecting the aviation industry, customers’ decisions to purchase rather than lease transportation assets, or other operational or commercial decisions by our customers); inability to maintain our transportation assets on lease at satisfactory rates and terms due to reduced demand, oversupply, or other market changes; competitive factors in our primary markets, including competitors with greater financial resources, higher credit ratings, or lower costs of capital; higher costs associated with increased assignments of transportation assets following non-renewal of leases, customer defaults, or maintenance programs; events adversely impacting assets, customers, or regions where we have concentrated investment exposure; financial and operational risks associated with long-term purchase commitments for transportation assets; reduced opportunities to generate asset remarketing income; inability to successfully complete and manage ongoing acquisition and divestiture activities; reliance on key suppliers or partners, such as Rolls-Royce in our aircraft spare engine leasing business, and risks associated with their performance; potential obsolescence of our assets; risks related to international operations and expansion, including changes in laws, regulations, tariffs, taxes, treaties, or trade barriers; failure to successfully negotiate collective bargaining agreements with unions representing our employees; inability to attract, retain, and motivate qualified personnel, including key management; inability to maintain and secure our information technology infrastructure from cybersecurity threats and related disruptions; exposure to damages, fines, penalties, and reputational harm from litigation, including claims arising from accidents involving transportation assets; changes in, or failure to comply with, laws, rules, and regulations; environmental liabilities and remediation costs; operational, functional, and regulatory risks associated with climate matters, severe weather events, and natural disasters; U.S. and global political conditions, including increased geopolitical tensions and wars, and their impact on economic conditions and supply chains; fluctuations in foreign exchange rates; deterioration of capital market conditions, reductions in our credit ratings, or increases in financing costs; inability to obtain cost-effective insurance; changes in assumptions, increased funding requirements, or investment losses in our pension and post-retirement plans; inadequate allowances for credit losses in our portfolio; asset impairment charges; inability to maintain effective internal control over financial reporting and disclosure controls and procedures; and the occurrence of a widespread health crisis and the impact of related measures.

These and other risks and uncertainties could cause actual results to differ materially from those projected or implied in forward-looking statements. For a more complete discussion of these and other risks, please refer to our filings with the U.S. Securities and Exchange Commission.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1*	Purchase Agreement, dated as of May 29, 2025, by and among GATX Corporation, Wells Fargo Bank, N.A., Everen Capital Corporation, BFLX Leasing Holdings LLC, GATX Rail Locomotive Group, L.L.C. and GABX Leasing LLC.

10.2*	Investors Agreement, dated as of May 29, 2025, by and among GATX Corporation, GABX Leasing LLC, GABX Leasing Holding LLC, Brookfield Infrastructure Fund V-A, L.P., Brookfield Infrastructure Fund V-B, L.P., Brookfield Infrastructure Fund V-C, L.P. and Brookfield Infrastructure Fund V (ER) SCSP L.P.

10.3*	Form of Amended and Restated Limited Liability Company Agreement.

99.1	Press Release of GATX Corporation, dated May 29, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules and certain portions of this exhibit have been omitted pursuant to Item 601(a)(5) and Item 601(b)(10)(iv) of Regulation S-K

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GATX CORPORATION
(Registrant)

/s/ Thomas A. Ellman
Thomas A. Ellman
Executive Vice President and Chief Financial Officer

May 30, 2025